United States
Securities And Exchange Commission
Washington, DC 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 29, 2009

Horizon Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana	000-10792	35-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Franklin Square, Michigan City, Indiana		46360
(Address of Principal Executive Offices)		(Zip Code)

(219) 879-0211
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 29, 2009, Horizon Bank, N.A., a wholly owned subsidiary of Horizon Bancorp, entered into a Purchase and Assumption Agreement with American Trust & Savings Bank of Whiting, Indiana (“American”), and its parent AM TRU, Inc. (“Am Tru”), to purchase certain assets and assume certain liabilities of American and acquire real estate owned by Am Tru and American. Details regarding the transaction are included in the press release, which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release issued December 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 29, 2009	Horizon Bancorp

	By:	/s/ Craig M. Dwight
Craig M. Dwight
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description	Location

99.1	Press Release issued December 29, 2009	Attached